================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 9, 2007

                              ____________________


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                              ____________________



         Cayman Islands                   001-16855               98-0362785
  (State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                N/A
       (Address of Principal Executive Offices)           (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01.  Entry into a Material Definitive Agreement.

          On March 9, 2007, Scottish Annuity & Life Insurance Company (Cayman) Ltd , as borrower (the "Borrower"), Scottish Re Group Limited and each subsidiary of Scottish Re Group Limited listed as a guarantor on the signature pages thereto (collectively, the "Guarantors"), Ableco Finance LLC, an affiliate of Cerberus Capital Management, L.P. ("Cerberus"), and Massachusetts Mutual Life Insurance Company, an affiliate of MassMutual Capital Partners LLC ("MassMutual Capital"), as lenders (the "Lenders"), and Ableco Finance LLC, as agent (the "Agent") entered into a Term Loan Agreement (the "Loan Agreement"). A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

          On November 26, 2006, Scottish Re Group Limited entered into a Securities Purchase Agreement, as amended (the "Securities Purchase Agreement"), with MassMutual Capital and SRGL Acquisition, LLC, an affiliate of Cerberus (collectively, the "Investors"), whereby the Investors will each purchase 500,000 of Scottish Re Group Limited's convertible cumulative participating preferred shares, which will be newly issued, and which shares may be converted into an aggregate of 150,000,000 of Scottish Re Group Limited's ordinary shares at any time and will automatically convert on the ninth anniversary of the issue date if not previously converted, subject to certain adjustments. On March 2, 2007 the stockholders of Scottish Re Group Limited approved the transaction contemplated by the Securities Purchase Agreement, and the transaction is now awaiting regulatory approvals. If the transaction is completed, the Investors will initially hold securities representing approximately 68.7% of the voting power of all of Scottish Re Group Limited's shareholders, subject to certain adjustments. Upon the completion of the transaction contemplated by the Securities Purchase Agreement, the Borrower will be obliged to repay to the Lenders any borrowings under the Loan Agreement.

          As of March 15, 2007, the Borrower has not borrowed any funds under the Loan Agreement. The Loan Agreement contains certain representations, affirmative and negative covenants and Events of Default and any draw under the Loan Agreement is subject to customary conditions precedent and to the additional condition that, immediately before giving effect to the borrowing, Scottish Re Group Limited and the Borrower have less than $25,000,000 of available liquidity. The proceeds of any borrowings under the Loan will be used
(i) to pay all the costs and expenses incurred in connection with the Loan Agreement and (ii) for general working capital purposes. The Guarantors have guaranteed any borrowings by the Borrower under the Loan Agreement. The Loan Agreement is secured by liens on, and security interests in, certain of the assets of Scottish Re Group Limited and certain of its subsidiaries.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Term Loan Agreement, dated as of March 9, 2007, by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., as borrower, Scottish Re Group Limited and each subsidiary of Scottish Re Group Limited listed as a guarantor on the signature pages thereto, as guarantors, the lenders listed as lenders on the signature pages thereto, and Ableco Finance LLC, as agent.

                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Nate Gemmiti
                                          -------------------------------
                                          Name:   Nate Gemmiti
                                          Title:  General Counsel



Dated:  March 15, 2007

                                INDEX TO EXHIBITS

Number   Description
------   -----------

10.1 Term Loan Agreement, dated as of March 9, 2007, by and among Scottish Annuity & Life Insurance Company (Cayman) Ltd., as borrower, Scottish Re Group Limited and each subsidiary of Scottish Re Group Limited listed as a guarantor on the signature pages thereto, as guarantors, the lenders listed as lenders on the signature pages thereto, and Ableco Finance LLC, as agent.